UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2006

SIRION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51834 (Commission File Number)	20-4142367 (IRS Employer Identification No.)
3110 Cherry Palm Drive, Suite 340
Tampa, Florida 33619
(Address of principal executive offices and Zip Code)
(813) 496-7325
(Registrant’s telephone number, including area code)
N/A
(Former name or former address since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers.
     On December 1, 2006, we entered into an Employment Agreement with Phillipe Boulangeat, our Chief Business Officer, and terminated the Consulting Agreement previously entered into between the Company and Mr. Boulangeat.
     The Employment Agreement provides Mr. Boulangeat with an annual base salary of $175,000, which is the same amount that Mr. Boulangeat was paid pursuant to the terminated Consulting Agreement.
     The Employment Agreement, which is in the same form used by the Company for all of our executive officers, contains the following additional terms:
•	Mr. Boulangeat is eligible to receive an annual bonus at the discretion of our Board of Directors. (The current target level of each officer’s discretionary bonus is an amount equal to up to 50% of his or her base salary.)

•	If we terminate Mr. Boulangeat’s employment without “cause” (as defined in the employment agreement), he will be entitled to receive a severance payment equal to his annual base salary, continued health insurance for twelve months, and payment of outplacement services for twelve months (up to $25,000).

•	In the event Mr. Boulangeat’s employment is terminated without “cause” or Mr. Boulangeat resigns for “good reason” (as defined in the employment agreement) within 24 months of a change in control, he is entitled to receive a severance payment equal to two times his annual salary, two times his current target or prior year’s bonus (whichever is greater), continued health insurance for twenty-four months, payment of outplacement services for twelve months (up to $25,000), and any unvested stock options, restricted stock or other equity-based compensation awards would become 100% vested as of the termination date.

•	Mr. Boulangeat is entitled to customary employee benefits such as health insurance, 401(k) plan participation and paid vacation.
Item 8.01. Other Events.
     On December 4, 2006, we issued the press release attached as Exhibit 99.1 to this Current Report.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Form of Amended and Restated Executive Employment Agreements by and between the Company, Sirion Therapeutics, Inc. and their executive officers (Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 18, 2006, Commission File No. 000-51834.)

99.1	Press Release, dated December 4, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2006	SIRION HOLDINGS, INC.

	By:	/s/ Barry S. Butler
Name: Barry S. Butler
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Amended and Restated Executive Employment Agreements by and between the Company, Sirion Therapeutics, Inc. and their executive officers (Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 18, 2006, Commission File No. 000-51834.)

99.1	Press Release, dated December 4, 2006